                                                                       Exhibit 1

                       STATEMENT PURSUANT TO RULE 13d-1(f)

         The undersigned parties hereto, BERENSON MINELLA & COMPANY, L.P., BERENSON MINELLA INVESTMENT PARTNERSHIP, L.P. NO. VI, BERENSON CORP., MINELLA CORP., RAYMOND J. MINELLA, JEFFREY L. BERENSON, RICHARD P. JOHNSTON, JAYNE A. JOHNSTON, RICHARD P. JOHNSTON AND JAYNE A. JOHNSTON CHARITABLE REMAINDER TRUST #3, DANNY EDWARDS, KENNETH J. WARREN, DAVID E. JOHNSTON, RONALD L. CHALMERS and LAWRENCE BAIN, hereby consent and agree to file a joint statement on Schedule 13D under the Securities Exchange Act of 1934, as amended, on behalf of each of them, with respect to shares of common stock of Royal Precision, Inc. beneficially owned by them, together with any or all amendments thereto, when and if appropriate. The parties hereto further consent and agree to file this Statement pursuant to Rule 13d-1(f) as an exhibit to such Schedule 13D, thereby incorporating the same into such Schedule 13D.

Dated:   February 10, 1999


BERENSON MINELLA & COMPANY, L.P.


By:/s/ Gregg Feinstein
   ----------------------------
Print Name:Gregg Feinstein
           --------------------
Title: Partner
      -------------------------


RICHARD P. JOHNSTON AND JAYNE A. JOHNSTON        BERENSON MINELLA INVESTMENT
 CHARITABLE REMAINDER TRUST #3                     PARTNERSHIP, L.P. NO. VI



By:/s/ Richard P. Johnston                       By:/s/ Gregg Feinstein
   ----------------------------                     ----------------------------
Print Name:Richard P. Johnston                   Print Name:Gregg Feinstein
           --------------------                             --------------------
Title:Trustee                                    Title:Partner of GP
      -------------------------                        -------------------------


MINELLA CORP.                                    BERENSON CORP.



By:/s/ Raymond J. Minella                        By:/s/ Jeffrey Berenson
   ----------------------------                     ----------------------------
Print Name:Raymond J. Minella                    Print Name:Jeffrey Berenson
           --------------------                             --------------------
Title:Shareholder                                Title:Shareholder
      -------------------------                        -------------------------



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






/s/ Raymond J. Minella                           /s/ Jeffrey L. Berenson
-----------------------------                    -------------------------------
Raymond J. Minella                               Jeffrey L. Berenson



/s/ Richard P. Johnston                          /s/ Jayne A. Johnston
-----------------------------                    -------------------------------
Richard P. Johnston                              Jayne A. Johnston



/s/ Danny Edwards                                /s/ Kenneth J. Warren
-----------------------------                    -------------------------------
Danny Edwards                                    Kenneth J. Warren



/s/ David E. Johnston                            /s/ Ronald L. Chalmers
-----------------------------                    -------------------------------
David E. Johnston                                Ronald L. Chalmers



/s/ Lawrence Bain
-----------------------------
Lawrence Bain



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